Fourth Quarter 2016

Statistical Supplement

unum GROUP

Unum Group
Statistical Supplement Fourth Quarter 2016

 TABLE OF CONTENTS
(dollars in millions, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Consolidated U.S. GAAP Results¹

Premium Income	$2,099.2	$2,037.8	$8,357.7	$8,082.4	$7,797.2

Operating Revenue	$2,768.1	$2,725.1	$11,022.3	$10,775.1	$10,508.4
Net Realized Investment Gain (Loss)	28.4	(2.7)	24.2	(43.8)	16.1

Revenue	$2,796.5	$2,722.4	$11,046.5	$10,731.3	$10,524.5

Net Income	$248.0	$226.1	$931.4	$867.1	$402.1
Net Income Per Common Share:
Basic	$1.07	$0.93	$3.96	$3.51	$1.57
Assuming Dilution	$1.07	$0.93	$3.95	$3.50	$1.57

Assets			$61,941.5	$60,563.6	$62,422.5
Stockholders' Equity			$8,968.0	$8,663.9	$8,521.9

Operating Return on Equity
Unum US	15.4%	13.1%	15.0%	13.3%	13.3%
Unum UK	15.1%	20.6%	18.6%	18.0%	18.3%
Colonial Life	17.1%	16.4%	17.4%	16.6%	16.7%
Core Operating Segments	15.7%	14.6%	15.9%	14.5%	14.5%
Consolidated	11.3%	11.5%	11.4%	11.3%	11.3%

Traditional U.S. Life Insurance Companies' Statutory Results²
Net Gain from Operations, After Tax	$260.6	$182.4	$884.6	$689.2	$623.9
Net Realized Investment Gain (Loss), After Tax	(8.1)	(27.2)	(29.5)	(35.5)	5.0

Net Income	$252.5	$155.2	$855.1	$653.7	$628.9

Capital and Surplus			$3,626.9	$3,470.3	$3,507.2

Weighted Average Risk-based Capital Ratio			~ 400%	~ 400%	~ 400%
1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	12/31/2016		12/31/2015		12/31/2014
	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$8,968.0	$39.02	$8,663.9	$35.96	$8,521.9	$33.78
Excluding:
Net Unrealized Gain on Securities	440.6	1.92	204.3	0.84	290.3	1.15
Net Gain on Cash Flow Hedges	327.5	1.42	378.0	1.57	391.0	1.55
Subtotal	8,199.9	35.68	8,081.6	33.55	7,840.6	31.08
Excluding:
Foreign Currency Translation Adjustment	(354.0)	(1.54)	(173.6)	(0.72)	(113.4)	(0.45)
Subtotal	8,553.9	37.22	8,255.2	34.27	7,954.0	31.53
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(465.1)	(2.02)	(392.6)	(1.63)	(401.5)	(1.59)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (Loss)	$9,019.0	$39.24	$8,647.8	$35.90	$8,355.5	$33.12

Dividends Paid	$182.6	$0.77	$174.2	$0.70	$159.4	$0.62

	Three Months Ended		Year Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Shares Repurchased (millions)	2.5	2.9	11.9	12.3	8.7
Cost of Shares Repurchased (millions)(1)	$103.0	$100.5	$403.3	$426.7	$300.6
Price (UNM closing price on last trading day of period)			$43.93	$33.29	$34.88

Leverage Ratio			27.2%	25.5%	25.2%

Holding Company Cash and Marketable Securities			$594	$475	$575

(1) Includes commissions of $0.2 million, $0.3 million, and $0.1 million for the years ended December 31, 2016, 2015, and 2014, respectively, a de minimis amount for the three month period ended December 31, 2016, and $0.2 million for the three month period ended December 31, 2015.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Issuer Credit Ratings	bbb	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A	A2	A
Unum Life Insurance Company of America	A	A	A2	A
Colonial Life & Accident Insurance Company	A	A	A2	A
The Paul Revere Life Insurance Company	A	A	A2	A
Starmount Life Insurance Company	A-	NR	NR	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Revenue
Premium Income	$2,099.2	$2,037.8	$8,357.7	$8,082.4	$7,797.2
Net Investment Income	617.9	636.4	2,459.0	2,481.2	2,492.2
Net Realized Investment Gain (Loss)	28.4	(2.7)	24.2	(43.8)	16.1
Other Income	51.0	50.9	205.6	211.5	219.0
Total Revenue	2,796.5	2,722.4	11,046.5	10,731.3	10,524.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,735.9	1,735.2	6,941.8	6,782.8	7,310.8
Commissions	255.0	248.5	1,026.7	996.3	935.3
Interest and Debt Expense - Non-recourse Debt	1.8	1.6	6.9	6.6	7.3
Interest and Debt Expense - All Other Debt	38.0	37.3	159.1	146.2	160.2
Deferral of Acquisition Costs	(145.4)	(144.6)	(592.4)	(569.7)	(524.0)
Amortization of Deferred Acquisition Costs	115.8	106.9	493.0	482.3	440.8
Other Expenses	424.2	420.9	1,663.7	1,648.5	1,652.1
Total Benefits and Expenses	2,425.3	2,405.8	9,698.8	9,493.0	9,982.5

Income Before Income Tax	371.2	316.6	1,347.7	1,238.3	542.0
Income Tax	123.2	90.5	416.3	371.2	139.9

Net Income	$248.0	$226.1	$931.4	$867.1	$402.1

Weighted Average Shares Outstanding
Basic	231.5	242.9	235.4	247.0	255.5
Assuming Dilution	232.4	243.8	236.0	247.9	256.7

Actual Number of Shares Outstanding			229.8	240.9	252.3

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	12/31/2016	12/31/2015	% Change	12/31/2016	12/31/2015	12/31/2014
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$107.7	$116.2	(7.3)%	$217.8	$239.7	$223.6
Group Short-term Disability	61.8	48.1	28.5	114.6	119.7	118.8
Group Life and AD&D	142.9	124.4	14.9	270.1	250.1	264.8
Subtotal	312.4	288.7	8.2	602.5	609.5	607.2
Supplemental and Voluntary
Individual Disability	17.4	21.0	(17.1)	65.1	67.5	56.8
Voluntary Benefits	45.4	45.2	0.4	261.7	262.6	238.1
Dental and Vision	10.0	—	—	14.5	—	—
Subtotal	72.8	66.2	10.0	341.3	330.1	294.9
Total Sales	$385.2	$354.9	8.5	$943.8	$939.6	$902.1

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 lives)	$181.7	$176.9	2.7%	$378.1	$405.4	$401.7
Large Case Market	130.7	111.8	16.9	224.4	204.1	205.5
Subtotal	312.4	288.7	8.2	602.5	609.5	607.2
Supplemental and Voluntary	72.8	66.2	10.0	341.3	330.1	294.9
Total Sales	$385.2	$354.9	8.5	$943.8	$939.6	$902.1

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Year Ended
(in millions of dollars)	12/31/2016	12/31/2015	% Change	12/31/2016	12/31/2015	12/31/2014
Sales by Product
Group Long-term Disability	$13.8	$16.6	(16.9)%	$50.2	$53.4	$57.4
Group Life	7.6	8.8	(13.6)	23.8	25.7	23.8
Supplemental	2.3	1.8	27.8	10.5	5.0	3.9
Total Sales	$23.7	$27.2	(12.9)	$84.5	$84.1	$85.1

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	$11.4	$14.4	(20.8)%	$42.0	$44.3	$42.5
Large Case Market	10.0	11.0	(9.1)	32.0	34.8	38.7
Subtotal	21.4	25.4	(15.7)	74.0	79.1	81.2
Supplemental	2.3	1.8	27.8	10.5	5.0	3.9
Total Sales	$23.7	$27.2	(12.9)	$84.5	$84.1	$85.1

(in millions of pounds)
Sales by Product
Group Long-term Disability	£11.1	£10.9	1.8%	£37.2	£35.0	£35.1
Group Life	6.1	5.8	5.2	17.8	16.8	14.4
Supplemental	1.9	1.2	58.3	7.7	3.3	2.4
Total Sales	£19.1	£17.9	6.7	£62.7	£55.1	£51.9

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	£9.1	£9.6	(5.2)%	£31.2	£29.0	£25.8
Large Case Market	8.1	7.1	14.1	23.8	22.8	23.7
Subtotal	17.2	16.7	3.0	55.0	51.8	49.5
Supplemental	1.9	1.2	58.3	7.7	3.3	2.4
Total Sales	£19.1	£17.9	6.7	£62.7	£55.1	£51.9

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	12/31/2016	12/31/2015	% Change	12/31/2016	12/31/2015	12/31/2014
Sales by Product
Accident, Sickness, and Disability	$115.2	$106.5	8.2%	$310.6	$276.1	$260.7
Life	34.4	32.5	5.8	94.0	85.6	78.8
Cancer and Critical Illness	31.4	30.9	1.6	79.0	76.8	70.6
Total Sales	$181.0	$169.9	6.5	$483.6	$438.5	$410.1

Sales by Market Sector
Commercial
Core Market (< 1,000 lives)	$108.0	$108.4	(0.4)%	$309.0	$290.8	$275.6
Large Case Market	26.9	25.3	6.3	59.8	54.2	53.2
Subtotal	134.9	133.7	0.9	368.8	345.0	328.8
Public Sector	46.1	36.2	27.3	114.8	93.5	81.3
Total Sales	$181.0	$169.9	6.5	$483.6	$438.5	$410.1

5. 2

Unum Group Consolidated Balance Sheets

	December 31
	2016	2015
		As Adjusted
Assets
Investments
Fixed Maturity Securities	$44,217.3	$43,354.4
Mortgage Loans	2,038.9	1,883.6
Policy Loans	3,463.2	3,395.4
Other Long-term Investments	631.5	583.0
Short-term Investments	780.0	807.3
Total Investments	51,130.9	50,023.7

Other Assets
Cash and Bank Deposits	100.4	112.9
Accounts and Premiums Receivable	1,610.8	1,598.4
Reinsurance Recoverable	4,858.9	4,725.1
Accrued Investment Income	693.3	702.8
Deferred Acquisition Costs	2,094.2	2,008.5
Goodwill	335.1	230.9
Property and Equipment	500.6	523.9
Other Assets	617.3	637.4
Total Assets	$61,941.5	$60,563.6

Liabilities
Policy and Contract Benefits	$1,507.9	$1,484.6
Reserves for Future Policy and Contract Benefits	44,245.9	43,540.6
Unearned Premiums	363.7	384.2
Other Policyholders’ Funds	1,623.8	1,674.6
Income Tax Payable	20.6	6.0
Deferred Income Tax	130.3	91.8
Short-term Debt	—	352.0
Long-term Debt - Non-recourse	255.0	324.0
Long-term Debt - All Other	2,744.4	2,125.4
Payables for Collateral on Investments	406.0	415.4
Other Liabilities	1,675.9	1,501.1
Total Liabilities	52,973.5	51,899.7

Stockholders’ Equity
Common Stock	30.4	30.3
Additional Paid-in Capital	2,272.8	2,247.2
Accumulated Other Comprehensive Income (Loss)	(51.0)	16.1
Retained Earnings	8,744.0	7,995.2
Treasury Stock	(2,028.2)	(1,624.9)
Total Stockholders’ Equity	8,968.0	8,663.9
Total Liabilities and Stockholders’ Equity	$61,941.5	$60,563.6

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated
Balance at December 31, 2013	$1,051.5	$34.3	$743.4	$1,829.2
Capitalization	292.7	10.5	220.8	524.0
Amortization	(248.1)	(12.5)	(180.2)	(440.8)
Adjustment Related to Unrealized Investment Gains and Losses	0.4	—	(9.6)	(9.2)
Foreign Currency	—	(1.9)	—	(1.9)
Balance at December 31, 2014	1,096.5	30.4	774.4	1,901.3
Capitalization	307.3	9.6	252.8	569.7
Amortization	(272.3)	(11.3)	(198.7)	(482.3)
Adjustment Related to Unrealized Investment Gains and Losses	4.9	—	16.5	21.4
Foreign Currency	—	(1.6)	—	(1.6)
Balance at December 31, 2015	1,136.4	27.1	845.0	2,008.5
Capitalization	314.1	8.2	270.1	592.4
Amortization	(275.2)	(9.7)	(208.1)	(493.0)
Adjustment Related to Unrealized Investment Gains and Losses	1.2	—	(10.7)	(9.5)
Foreign Currency	—	(4.2)	—	(4.2)
Balance at December 31, 2016	$1,176.5	$21.4	$896.3	$2,094.2

6. 1

Unum Group Balance Sheets by Segment - December 31, 2016

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,763.7	$2,327.1	$4,488.9	$15,579.7	$2,856.9	$2,787.4	$27,894.5	$2,012.4	$51,130.9
Deferred Acquisition Costs	89.8	73.4	1,013.3	1,176.5	21.4	896.3	—	—	2,094.2
Goodwill	—	—	271.1	271.1	36.3	27.7	—	—	335.1
All Other	445.4	144.0	419.9	1,009.3	186.8	211.8	5,839.8	1,133.6	8,381.3
Total Assets	$9,298.9	$2,544.5	$6,193.2	$18,036.6	$3,101.4	$3,923.2	$33,734.3	$3,146.0	$61,941.5

Liabilities
Reserves and Policyholder Benefits	$7,495.6	$1,690.4	$3,872.2	$13,058.2	$2,365.4	$2,341.7	$29,976.0	$—	$47,741.3
Debt	—	—	—	—	—	—	255.0	2,744.4	2,999.4
All Other	272.7	58.1	429.5	760.3	72.0	270.8	(105.5)	1,235.2	2,232.8
Total Liabilities	7,768.3	1,748.5	4,301.7	13,818.5	2,437.4	2,612.5	30,125.5	3,979.6	52,973.5

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,511.1	766.9	1,790.2	4,068.2	571.3	1,227.0	3,173.9	(840.5)	8,199.9
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	19.5	29.1	101.3	149.9	92.7	83.7	434.9	6.9	768.1
Total Allocated Stockholders' Equity	1,530.6	796.0	1,891.5	4,218.1	664.0	1,310.7	3,608.8	(833.6)	8,968.0

Total Liabilities and Allocated Stockholders' Equity	$9,298.9	$2,544.5	$6,193.2	$18,036.6	$3,101.4	$3,923.2	$33,734.3	$3,146.0	$61,941.5

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 2

Unum Group Balance Sheets by Segment - December 31, 2015 - As Adjusted

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,761.1	$2,724.2	$4,119.8	$15,605.1	$3,131.2	$2,650.5	$27,005.7	$1,631.2	$50,023.7
Deferred Acquisition Costs	79.3	66.9	990.2	1,136.4	27.1	845.0	—	—	2,008.5
Goodwill	—	—	187.6	187.6	43.3	—	—	—	230.9
All Other	599.7	160.6	553.0	1,313.3	230.8	281.3	5,995.2	479.9	8,300.5
Total Assets	$9,440.1	$2,951.7	$5,850.6	$18,242.4	$3,432.4	$3,776.8	$33,000.9	$2,111.1	$60,563.6

Liabilities
Reserves and Policyholder Benefits	$7,575.1	$1,735.0	$3,704.8	$13,014.9	$2,649.5	$2,221.7	$29,197.9	$—	$47,084.0
Debt	—	—	—	—	—	—	332.5	2,468.9	2,801.4
All Other	370.0	131.6	371.4	873.0	71.2	258.6	(33.7)	845.2	2,014.3
Total Liabilities	7,945.1	1,866.6	4,076.2	13,887.9	2,720.7	2,480.3	29,496.7	3,314.1	51,899.7

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,488.9	1,070.3	1,689.9	4,249.1	652.9	1,239.9	3,164.0	(1,224.3)	8,081.6
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	6.1	14.8	84.5	105.4	58.8	56.6	340.2	21.3	582.3
Total Allocated Stockholders' Equity	1,495.0	1,085.1	1,774.4	4,354.5	711.7	1,296.5	3,504.2	(1,203.0)	8,663.9

Total Liabilities and Allocated Stockholders' Equity	$9,440.1	$2,951.7	$5,850.6	$18,242.4	$3,432.4	$3,776.8	$33,000.9	$2,111.1	$60,563.6

6. 3

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "operating revenue" and "operating income" or "operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of net realized investment gains and losses and non-operating retirement-related gains or losses as specified in the following pages. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Year Ended
	12/31/2016	12/31/2015	% Change	12/31/2016	12/31/2015	% Change
Premium Income
Unum US	$1,325.2	$1,251.6	5.9%	$5,240.9	$4,960.0	5.7%
Unum UK	121.9	150.4	(18.9)	529.3	576.2	(8.1)
Colonial Life	360.4	337.4	6.8	1,417.1	1,338.6	5.9
Closed Block	291.7	298.4	(2.2)	1,170.4	1,207.6	(3.1)
	2,099.2	2,037.8	3.0	8,357.7	8,082.4	3.4
Net Investment Income
Unum US	206.3	220.3	(6.4)	828.7	865.3	(4.2)
Unum UK	28.8	34.8	(17.2)	118.1	124.9	(5.4)
Colonial Life	35.8	35.6	0.6	141.5	145.4	(2.7)
Closed Block	343.6	340.4	0.9	1,352.2	1,320.0	2.4
Corporate	3.4	5.3	(35.8)	18.5	25.6	(27.7)
	617.9	636.4	(2.9)	2,459.0	2,481.2	(0.9)
Other Income
Unum US	27.7	28.8	(3.8)	113.3	119.2	(4.9)
Unum UK	—	—	—	0.2	—	—
Colonial Life	0.2	—	—	1.2	0.1	N.M.
Closed Block	20.7	21.8	(5.0)	86.0	89.3	(3.7)
Corporate	2.4	0.3	N.M.	4.9	2.9	69.0
	51.0	50.9	0.2	205.6	211.5	(2.8)
Total Operating Revenue
Unum US	1,559.2	1,500.7	3.9	6,182.9	5,944.5	4.0
Unum UK	150.7	185.2	(18.6)	647.6	701.1	(7.6)
Colonial Life	396.4	373.0	6.3	1,559.8	1,484.1	5.1
Closed Block	656.0	660.6	(0.7)	2,608.6	2,616.9	(0.3)
Corporate	5.8	5.6	3.6	23.4	28.5	(17.9)
	$2,768.1	$2,725.1	1.6	$11,022.3	$10,775.1	2.3

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Year Ended
	12/31/2016	12/31/2015	% Change	12/31/2016	12/31/2015	% Change
Benefits and Expenses
Unum US	$1,319.1	$1,286.5	2.5%	$5,268.7	$5,094.5	3.4%
Unum UK	120.8	148.2	(18.5)	519.0	560.5	(7.4)
Colonial Life	316.5	295.4	7.1	1,245.6	1,175.0	6.0
Closed Block	621.4	632.5	(1.8)	2,479.1	2,497.8	(0.7)
Corporate	43.4	40.2	8.0	170.1	153.3	11.0
	2,421.2	2,402.8	0.8	9,682.5	9,481.1	2.1
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	240.1	214.2	12.1	914.2	850.0	7.6
Unum UK	29.9	37.0	(19.2)	128.6	140.6	(8.5)
Colonial Life	79.9	77.6	3.0	314.2	309.1	1.6
Closed Block	34.6	28.1	23.1	129.5	119.1	8.7
Corporate	(37.6)	(34.6)	(8.7)	(146.7)	(124.8)	(17.5)
	346.9	322.3	7.6	1,339.8	1,294.0	3.5
Income Tax	114.5	91.7	24.9	413.6	393.0	5.2

Income Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	232.4	230.6	0.8	926.2	901.0	2.8

Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $10.1; $(0.2); $8.4; $(17.7))	18.3	(2.5)	N.M.	15.8	(26.1)	160.5

Non-operating Retirement-related Loss (net of tax benefit of ($1.4; $1.0; $5.7; $4.1)	(2.7)	(2.0)	(35.0)	(10.6)	(7.8)	(35.9)

Net Income	$248.0	$226.1	9.7	$931.4	$867.1	7.4

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14
Premium Income
Unum US	$1,325.2	$1,315.0	$1,299.4	$1,301.3	$1,251.6	$1,241.8	$1,236.4	$1,230.2	$1,186.8
Unum UK	121.9	127.3	140.8	139.3	150.4	144.6	142.2	139.0	148.9
Colonial Life	360.4	354.1	351.4	351.2	337.4	333.1	335.9	332.2	321.1
Closed Block	291.7	293.0	290.0	295.7	298.4	301.3	303.0	304.9	311.1
	2,099.2	2,089.4	2,081.6	2,087.5	2,037.8	2,020.8	2,017.5	2,006.3	1,967.9
Net Investment Income
Unum US	206.3	207.3	207.7	207.4	220.3	214.3	215.7	215.0	223.2
Unum UK	28.8	28.5	34.0	26.8	34.8	28.0	38.6	23.5	38.7
Colonial Life	35.8	36.1	35.6	34.0	35.6	35.9	36.9	37.0	37.6
Closed Block	343.6	334.1	341.1	333.4	340.4	327.5	331.7	320.4	323.0
Corporate	3.4	5.4	4.9	4.8	5.3	6.4	7.8	6.1	10.2
	617.9	611.4	623.3	606.4	636.4	612.1	630.7	602.0	632.7
Other Income
Unum US	27.7	28.7	27.9	29.0	28.8	28.1	31.4	30.9	30.7
Unum UK	—	—	0.2	—	—	—	—	—	(0.1)
Colonial Life	0.2	0.4	0.3	0.3	—	0.1	—	—	—
Closed Block	20.7	21.5	21.4	22.4	21.8	21.5	22.8	23.2	22.3
Corporate	2.4	0.9	1.3	0.3	0.3	1.8	0.5	0.3	2.8
	51.0	51.5	51.1	52.0	50.9	51.5	54.7	54.4	55.7
Total Operating Revenue
Unum US	1,559.2	1,551.0	1,535.0	1,537.7	1,500.7	1,484.2	1,483.5	1,476.1	1,440.7
Unum UK	150.7	155.8	175.0	166.1	185.2	172.6	180.8	162.5	187.5
Colonial Life	396.4	390.6	387.3	385.5	373.0	369.1	372.8	369.2	358.7
Closed Block	656.0	648.6	652.5	651.5	660.6	650.3	657.5	648.5	656.4
Corporate	5.8	6.3	6.2	5.1	5.6	8.2	8.3	6.4	13.0
	$2,768.1	$2,752.3	$2,756.0	$2,745.9	$2,725.1	$2,684.4	$2,702.9	$2,662.7	$2,656.3

Unum Group Quarterly Historical Financial Results by Segment - Continued

	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14
Benefits and Expenses
Unum US	$1,319.1	$1,320.0	$1,307.8	$1,321.8	$1,286.5	$1,265.5	$1,280.7	$1,261.8	$1,231.2
Unum UK	120.8	127.6	138.1	132.5	148.2	139.9	142.5	129.9	149.3
Colonial Life	316.5	311.6	309.4	308.1	295.4	292.8	295.2	291.6	284.7
Closed Block	621.4	620.0	619.9	617.8	632.5	622.6	620.9	621.8	1,325.2
Corporate	43.4	47.9	41.9	36.9	40.2	35.1	41.7	36.3	37.4
	2,421.2	2,427.1	2,417.1	2,417.1	2,402.8	2,355.9	2,381.0	2,341.4	3,027.8
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	240.1	231.0	227.2	215.9	214.2	218.7	202.8	214.3	209.5
Unum UK	29.9	28.2	36.9	33.6	37.0	32.7	38.3	32.6	38.2
Colonial Life	79.9	79.0	77.9	77.4	77.6	76.3	77.6	77.6	74.0
Closed Block	34.6	28.6	32.6	33.7	28.1	27.7	36.6	26.7	(668.8)
Corporate	(37.6)	(41.6)	(35.7)	(31.8)	(34.6)	(26.9)	(33.4)	(29.9)	(24.4)
	346.9	325.2	338.9	328.8	322.3	328.5	321.9	321.3	(371.5)
Income Tax Expense (Benefit)	114.5	93.9	103.2	102.0	91.7	105.5	99.3	96.5	(143.4)

Income (Loss) Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	232.4	231.3	235.7	226.8	230.6	223.0	222.6	224.8	(228.1)

Net Realized Investment Gain (Loss)	28.4	11.0	5.3	(20.5)	(2.7)	(26.6)	0.8	(15.3)	(17.3)
Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	10.1	3.7	1.5	(6.9)	(0.2)	(9.3)	(2.9)	(5.3)	(6.1)

Non-operating Retirement-related Loss	(4.1)	(4.1)	(4.0)	(4.1)	(3.0)	(3.0)	(2.9)	(3.0)	(65.8)
Tax Benefit on Non-operating Retirement-related Loss	(1.4)	(1.5)	(1.3)	(1.5)	(1.0)	(1.1)	(0.9)	(1.1)	(22.9)

Net Income (Loss)	$248.0	$236.0	$236.8	$210.6	$226.1	$203.8	$224.3	$212.9	$(282.2)

Net Income (Loss) Per Common Share - Assuming Dilution	$1.07	$1.01	$1.00	$0.88	$0.93	$0.83	$0.90	$0.84	$(1.12)

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Operating Revenue
Premium Income	$1,325.2	$1,251.6	$5,240.9	$4,960.0	$4,659.7
Net Investment Income	206.3	220.3	828.7	865.3	878.9
Other Income	27.7	28.8	113.3	119.2	122.1
Total	1,559.2	1,500.7	6,182.9	5,944.5	5,660.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	911.6	890.4	3,624.3	3,476.7	3,288.1
Commissions	140.6	140.4	580.4	562.2	528.7
Deferral of Acquisition Costs	(74.3)	(76.6)	(314.1)	(307.3)	(292.7)
Amortization of Deferred Acquisition Costs	61.2	55.9	275.2	272.3	248.1
Other Expenses	280.0	276.4	1,102.9	1,090.6	1,043.6
Total	1,319.1	1,286.5	5,268.7	5,094.5	4,815.8

Operating Income	$240.1	$214.2	$914.2	$850.0	$844.9

Operating Ratios (% of Premium Income):
Benefit Ratio	68.8%	71.1%	69.2%	70.1%	70.6%
Other Expense Ratio	21.1%	22.1%	21.0%	22.0%	22.4%
Operating Income Ratio	18.1%	17.1%	17.4%	17.1%	18.1%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Long-term Disability	$435.0	$415.7	$1,726.6	$1,644.7	$1,553.5
Group Short-term Disability	156.9	154.9	626.1	607.4	558.1
Total Premium Income	591.9	570.6	2,352.7	2,252.1	2,111.6
Net Investment Income	118.8	124.6	479.5	496.5	515.9
Other Income	22.9	22.9	91.1	92.9	91.0
Total	733.6	718.1	2,923.3	2,841.5	2,718.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	459.8	466.1	1,863.8	1,834.0	1,746.4
Commissions	43.9	43.3	178.2	172.2	161.2
Deferral of Acquisition Costs	(11.1)	(11.4)	(46.4)	(43.2)	(40.2)
Amortization of Deferred Acquisition Costs	8.9	8.5	35.9	33.7	26.3
Other Expenses	142.6	145.5	572.1	572.4	550.0
Total	644.1	652.0	2,603.6	2,569.1	2,443.7

Operating Income	$89.5	$66.1	$319.7	$272.4	$274.8

Operating Ratios (% of Premium Income):
Benefit Ratio	77.7%	81.7%	79.2%	81.4%	82.7%
Other Expense Ratio	24.1%	25.5%	24.3%	25.4%	26.0%
Operating Income Ratio	15.1%	11.6%	13.6%	12.1%	13.0%

Persistency:
Group Long-term Disability			91.0%	92.1%	90.6%
Group Short-term Disability			87.7%	88.1%	89.6%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Life	$356.4	$339.9	$1,410.0	$1,347.4	$1,262.3
Accidental Death & Dismemberment	35.5	33.7	140.3	131.7	125.9
Total Premium Income	391.9	373.6	1,550.3	1,479.1	1,388.2
Net Investment Income	27.9	33.1	113.4	135.1	135.2
Other Income	1.2	0.6	4.5	2.1	1.4
Total	421.0	407.3	1,668.2	1,616.3	1,524.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	280.1	269.1	1,112.6	1,061.6	975.8
Commissions	32.0	30.7	126.8	121.2	113.3
Deferral of Acquisition Costs	(8.3)	(8.6)	(35.7)	(33.3)	(31.3)
Amortization of Deferred Acquisition Costs	7.2	6.6	29.2	26.2	21.4
Other Expenses	53.9	55.2	213.5	215.7	205.2
Total	364.9	353.0	1,446.4	1,391.4	1,284.4

Operating Income	$56.1	$54.3	$221.8	$224.9	$240.4

Operating Ratios (% of Premium Income):
Benefit Ratio	71.5%	72.0%	71.8%	71.8%	70.3%
Other Expense Ratio	13.8%	14.8%	13.8%	14.6%	14.8%
Operating Income Ratio	14.3%	14.5%	14.3%	15.2%	17.3%

Persistency:
Group Life			90.7%	89.2%	90.8%
Accidental Death & Dismemberment			90.3%	89.8%	91.1%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Individual Disability	$105.9	$123.0	$480.3	$478.9	$466.1
Voluntary Benefits	194.4	184.4	796.5	749.9	693.8
Dental and Vision	41.1	—	61.1	—	—
Total Premium Income	341.4	307.4	1,337.9	1,228.8	1,159.9
Net Investment Income	59.6	62.6	235.8	233.7	227.8
Other Income	3.6	5.3	17.7	24.2	29.7
Total	404.6	375.3	1,591.4	1,486.7	1,417.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	171.7	155.2	647.9	581.1	565.9
Commissions	64.7	66.4	275.4	268.8	254.2
Deferral of Acquisition Costs	(54.9)	(56.6)	(232.0)	(230.8)	(221.2)
Amortization of Deferred Acquisition Costs	45.1	40.8	210.1	212.4	200.4
Other Expenses	83.5	75.7	317.3	302.5	288.4
Total	310.1	281.5	1,218.7	1,134.0	1,087.7

Operating Income	$94.5	$93.8	$372.7	$352.7	$329.7

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	54.7%	54.1%	52.9%	51.8%	51.6%
Voluntary Benefits	44.6%	48.0%	44.3%	44.4%	46.9%
Dental and Vision	65.9%	—%	66.6%	—%	—%
Other Expense Ratio	24.5%	24.6%	23.7%	24.6%	24.9%
Operating Income Ratio	27.7%	30.5%	27.9%	28.7%	28.4%

Persistency:
Individual Disability			91.1%	90.3%	90.0%
Voluntary Benefits			76.9%	75.9%	77.6%
Dental and Vision			84.6%	—%	—%

9. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Year Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Long-term Disability	$81.1	$100.9	$355.2	$397.4	$418.9
Group Life	24.8	30.9	105.7	121.5	133.2
Supplemental	16.0	18.6	68.4	57.3	55.1
Total Premium Income	121.9	150.4	529.3	576.2	607.2
Net Investment Income	28.8	34.8	118.1	124.9	151.0
Other Income	—	—	0.2	—	—
Total	150.7	185.2	647.6	701.1	758.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	82.6	105.3	367.4	394.8	431.0
Commissions	11.0	8.2	38.9	41.8	42.8
Deferral of Acquisition Costs	(2.1)	(2.4)	(8.2)	(9.6)	(10.5)
Amortization of Deferred Acquisition Costs	2.3	2.5	9.7	11.3	12.5
Other Expenses	27.0	34.6	111.2	122.2	134.6
Total	120.8	148.2	519.0	560.5	610.4

Operating Income	$29.9	$37.0	$128.6	$140.6	$147.8

Unum Group Financial Results for Unum UK Segment - Continued

	Three Months Ended		Year Ended
(in millions of pounds, except exchange rate)	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Long-term Disability	£65.3	£66.5	£262.0	£259.9	£254.4
Group Life	20.0	20.4	78.0	79.5	80.8
Supplemental	12.9	12.2	50.5	37.5	33.4
Total Premium Income	98.2	99.1	390.5	376.9	368.6
Net Investment Income	23.2	22.9	87.3	81.6	91.6
Other Income	—	—	0.1	—	0.1
Total	121.4	122.0	477.9	458.5	460.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	66.4	69.3	270.9	258.1	261.4
Commissions	8.9	5.4	28.9	27.4	26.0
Deferral of Acquisition Costs	(1.7)	(1.6)	(6.1)	(6.3)	(6.4)
Amortization of Deferred Acquisition Costs	1.9	1.7	7.2	7.4	7.6
Other Expenses	21.8	22.8	82.2	79.9	81.9
Total	97.3	97.6	383.1	366.5	370.5

Operating Income	£24.1	£24.4	£94.8	£92.0	£89.8

Weighted Average Pound/Dollar Exchange Rate	1.241	1.516	1.357	1.528	1.646

Operating Ratios (% of Premium Income):
Benefit Ratio	67.6%	69.9%	69.4%	68.5%	70.9%
Other Expense Ratio	22.2%	23.0%	21.0%	21.2%	22.2%
Operating Income Ratio	24.5%	24.6%	24.3%	24.4%	24.4%

Persistency:
Group Long-term Disability			89.5%	89.2%	90.1%
Group Life			81.3%	80.0%	76.0%
Supplemental			89.9%	87.7%	86.6%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$210.8	$197.9	$830.0	$789.0	$759.8
Life	70.4	64.3	273.8	252.4	231.8
Cancer and Critical Illness	79.2	75.2	313.3	297.2	282.1
Total Premium Income	360.4	337.4	1,417.1	1,338.6	1,273.7
Net Investment Income	35.8	35.6	141.5	145.4	145.5
Other Income	0.2	—	1.2	0.1	0.1
Total	396.4	373.0	1,559.8	1,484.1	1,419.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	185.2	172.8	726.4	683.0	660.6
Commissions	80.3	75.7	313.6	293.5	262.3
Deferral of Acquisition Costs	(69.0)	(65.6)	(270.1)	(252.8)	(220.8)
Amortization of Deferred Acquisition Costs	52.3	48.5	208.1	198.7	180.2
Other Expenses	67.7	64.0	267.6	252.6	238.0
Total	316.5	295.4	1,245.6	1,175.0	1,120.3

Operating Income	$79.9	$77.6	$314.2	$309.1	$299.0

Operating Ratios (% of Premium Income):
Benefit Ratio	51.4%	51.2%	51.3%	51.0%	51.9%
Other Expense Ratio	18.8%	19.0%	18.9%	18.9%	18.7%
Operating Income Ratio	22.2%	23.0%	22.2%	23.1%	23.5%

Persistency:
Accident, Sickness, and Disability			75.6%	74.8%	75.5%
Life			85.0%	84.9%	85.2%
Cancer and Critical Illness			82.9%	81.2%	83.5%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Individual Disability	$127.9	$139.4	$521.9	$572.4	$624.8
Long-term Care	161.9	158.5	643.9	633.5	630.9
All Other	1.9	0.5	4.6	1.7	0.9
Total Premium Income	291.7	298.4	1,170.4	1,207.6	1,256.6
Net Investment Income	343.6	340.4	1,352.2	1,320.0	1,281.5
Other Income	20.7	21.8	86.0	89.3	91.8
Total	656.0	660.6	2,608.6	2,616.9	2,629.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	556.5	566.7	2,223.7	2,228.3	2,931.1
Commissions	23.1	24.2	93.8	98.8	101.5
Interest and Debt Expense	1.8	1.6	6.9	6.6	7.3
Other Expenses	40.0	40.0	154.7	164.1	168.2
Total	621.4	632.5	2,479.1	2,497.8	3,208.1

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses	34.6	28.1	129.5	119.1	(578.2)
Long-term Care Reserve Increase	—	—	—	—	698.2
Operating Income	$34.6	$28.1	$129.5	$119.1	$120.0

Interest Adjusted Loss Ratios:
Individual Disability	84.7%	87.2%	83.6%	82.8%	83.6%
Long-term Care	89.1%	89.7%	91.1%	87.6%	196.6%
Long-term Care Excluding the Reserve Increase					85.9%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.7%	13.4%	13.2%	13.6%	13.4%
Income (Loss) Ratio	11.9%	9.4%	11.1%	9.9%	(46.0)%
Operating Income Ratio	11.9%	9.4%	11.1%	9.9%	9.5%

Persistency:
Individual Disability			90.9%	90.9%	91.3%
Long-term Care			94.8%	95.7%	95.4%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2014
Operating Revenue
Net Investment Income	$3.4	$5.3	$18.5	$25.6	$35.3
Other Income	2.4	0.3	4.9	2.9	5.0
Total	5.8	5.6	23.4	28.5	40.3

Interest and Other Expenses	43.4	40.2	170.1	153.3	157.9

Operating Loss Including Costs Related to Early Retirement of Debt	(37.6)	(34.6)	(146.7)	(124.8)	(117.6)
Costs Related to Early Retirement of Debt	—	—	—	—	13.2
Operating Loss	$(37.6)	$(34.6)	$(146.7)	$(124.8)	$(104.4)

Unum Group Reserves

	December 31, 2016
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$6,201.0	$608.6	29.3%	$6,809.6	$74.3	$6,735.3
Group Life and Accidental Death & Dismemberment	65.4	0.3	704.8	192.6	3.9	962.8	4.1	958.7
Individual Disability	544.6	3.0	1,298.5	130.6	6.1	1,973.7	201.0	1,772.7
Voluntary Benefits	1,492.7	8.2	45.5	50.6	0.4	1,588.8	27.7	1,561.1
Dental and Vision	—	—	3.9	8.1	0.1	12.0	0.2	11.8
Unum US Segment	2,102.7	11.5%	8,253.7	990.5	39.8%	11,346.9	307.3	11,039.6

Unum UK Segment	18.2	0.1	1,714.2	113.3	7.9	1,845.7	81.8	1,763.9

Colonial Life Segment	1,871.0	10.3	277.8	132.0	1.8	2,280.8	7.9	2,272.9

Individual Disability	513.6	2.8	9,696.4	251.6	42.8	10,461.6	1,601.2	8,860.4
Long-term Care	7,898.4	43.3	1,360.4	136.6	6.4	9,395.4	41.8	9,353.6
Other	5,848.3	32.0	189.8	132.1	1.3	6,170.2	5,030.6	1,139.6
Closed Block Segment	14,260.3	78.1	11,246.6	520.3	50.5	26,027.2	6,673.6	19,353.6

Subtotal	$18,252.2	100.0%	$21,492.3	$1,756.1	100.0%	41,500.6	7,070.6	34,430.0

Adjustment Related to Unrealized Investment Gains and Losses						4,253.2	321.3	3,931.9

Consolidated						$45,753.8	$7,391.9	$38,361.9

The increase in the adjustment related to unrealized investment gains and losses, relative to year-end 2015, was due to a decrease credit spreads, partially offset by an increase in U.S. Treasury rates. This adjustment is applied to our reserves and is consistent with a similar adjustment to our invested assets.

Unum Group Reserves

	December 31, 2015
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$6,347.0	$597.2	29.2%	$6,944.2	$66.3	$6,877.9
Group Life and Accidental Death & Dismemberment	68.3	0.4	725.9	186.8	3.8	981.0	4.8	976.2
Individual Disability	552.9	3.1	1,238.2	130.8	5.8	1,921.9	109.9	1,812.0
Voluntary Benefits	1,434.4	8.1	48.9	48.5	0.4	1,531.8	28.6	1,503.2
Unum US Segment	2,055.6	11.6	8,360.0	963.3	39.2	11,378.9	209.6	11,169.3

Unum UK Segment	21.0	0.1	2,053.6	135.0	9.2	2,209.6	101.2	2,108.4

Colonial Life Segment	1,760.0	10.0	276.5	132.2	1.7	2,168.7	8.1	2,160.6

Individual Disability	620.0	3.5	9,922.8	259.2	42.8	10,802.0	1,568.5	9,233.5
Long-term Care	7,383.3	41.9	1,225.4	123.4	5.7	8,732.1	42.5	8,689.6
Other	5,810.8	32.9	204.2	140.5	1.4	6,155.5	4,991.0	1,164.5
Closed Block Segment	13,814.1	78.3	11,352.4	523.1	49.9	25,689.6	6,602.0	19,087.6

Subtotal	$17,650.7	100.0%	$22,042.5	$1,753.6	100.0%	41,446.8	6,920.9	34,525.9

Adjustment Related to Unrealized Investment Gains and Losses						3,578.4	263.2	3,315.2

Consolidated						$45,025.2	$7,184.1	$37,841.1

14. 1

Unum Group Investments

	12/31/2016			12/31/2016	12/31/2015
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$28,798.8	65.1%	Earned Book Yield	5.30%	5.40%
Asset-Backed Securities	91.2	0.2	Average Duration (in years)	7.59	7.54
Residential Mortgage-Backed Securities (1)	2,010.3	4.5
Commercial Mortgage-Backed Securities	128.9	0.3
Private Placements	5,308.3	12.0
High Yield	3,382.8	7.7
Government Securities	2,297.1	5.2
Municipal Securities (2)	2,158.0	4.9
Redeemable Preferred Stocks	41.9	0.1
Total	$44,217.3	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	8.6%	8.4%	Total Non-Current Investments	$41.9	$36.8
Aa	7.9	8.5	Total Schedule BA Assets	$510.3	$443.5
A	27.8	29.0
Baa	47.3	46.4
Below Baa	8.4	7.7
Total	100.0%	100.0%

(1) Includes $13.8 million of high yield mortgage-backed securities.
(2) Includes $1.4 million of high yield taxable municipal securities.

Unum Group Investments at December 31, 2016

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,580.5	$191.1	$488.3	$23.8	$2,092.2	$214.9
Capital Goods	4,218.6	426.5	527.2	16.8	3,691.4	443.3
Communications	3,032.1	359.4	397.7	24.1	2,634.4	383.5
Consumer Cyclical	1,413.4	132.2	128.9	2.8	1,284.5	135.0
Consumer Non-Cyclical	6,510.8	606.1	1,222.1	53.6	5,288.7	659.7
Energy	5,016.4	482.4	696.7	35.0	4,319.7	517.4
Financial Institutions	3,269.9	251.7	412.1	12.6	2,857.8	264.3
Mortgage/Asset-Backed	2,230.4	125.5	514.0	9.2	1,716.4	134.7
Sovereigns	914.7	199.9	—	—	914.7	199.9
Technology	1,579.3	78.5	324.6	7.8	1,254.7	86.3
Transportation	1,888.1	235.1	216.8	7.7	1,671.3	242.8
U.S. Government Agencies and Municipalities	3,540.4	469.6	265.0	8.3	3,275.4	477.9
Public Utilities	8,022.7	1,106.6	275.8	16.9	7,746.9	1,123.5
Total	$44,217.3	$4,664.6	$5,469.2	$218.6	$38,748.1	$4,883.2

Fixed Maturity Securities - Energy Classification - Unrealized Gain (Loss)
Midstream	$2,217.0	$151.3	$337.2	$11.6	$1,879.8	$162.9
Oil and Gas-Independent	1,517.6	166.4	203.5	12.9	1,314.1	179.3
Oil Field	144.0	4.3	62.1	6.7	81.9	11.0
Oil-Integrated	828.6	136.5	22.5	1.3	806.1	137.8
Oil-Refining	258.1	22.8	61.9	2.0	196.2	24.8
Other Energy	51.1	1.1	9.5	0.5	41.6	1.6
Total	$5,016.4	$482.4	$696.7	$35.0	$4,319.7	$517.4

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$4,061.9	$119.2		$271.2	$8.2
91 through 180 days	168.5	12.5		68.6	1.4
181 through 270 days	8.4	0.1		5.5	0.5
271 days to 1 year	59.9	8.9		23.3	4.1
Greater than 1 year	215.2	11.1		586.7	52.6
Total	$4,513.9	$151.8		$955.3	$66.8

15. 1

Appendix to Statistical Supplement

2016 Significant Items

•
In August 2016, we acquired 100 percent of the shares and voting interests in H&J Capital, L.L.C., parent of Starmount Life Insurance Company and AlwaysCare Benefits (which collectively we refer to as Starmount) for an initial cash purchase price of $140.3 million, plus contingent cash consideration of $10.0 million. Starmount Life Insurance Company is an independent provider of dental and vision insurance in the U.S. workplace, and AlwaysCare Benefits is a nationally licensed, third-party administrator. The acquisition of Starmount will broaden our employee benefit offerings in the U.S. Starmount's dental and vision products and new dental and vision products to be marketed by Unum US are reported in our Unum US segment within our supplemental and voluntary product lines. Colonial Life dental and vision products are expected to be introduced in 2018. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, did not have a material impact on revenue, operating results, or sales for 2016.

•
In January 2016, we adopted a Financial Accounting Standards Board (FASB) update that simplified the presentation of deferred debt issuance costs by requiring these costs to be presented in the balance sheet as a reduction of the carrying amount of the debt liability to which the deferred costs relate, rather than classifying the deferred costs as an asset. This classification is consistent with the treatment of debt discounts. We applied the amendments in the update retrospectively, adjusting all prior period balance sheets and related metrics throughout this document.

2015 Significant Items

•
In September 2015, we acquired 100 percent of the common shares and voting interests in National Dental Plan Limited and associated companies (National Dental) for a total cash purchase price of £35.9 million or $54.3 million. National Dental, a provider of dental insurance in the U.K. workplace, is reported in our Unum UK segment as part of our supplemental product line. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, did not have a material impact on revenue or results of operations during 2015.

2014 Significant Items

•	Fourth quarter of 2014 reserve increase of $698.2 million before tax and $453.8 million after tax related to long-term care.

•	Fourth quarter of 2014 settlement loss of $64.4 million before tax and $41.9 million after tax related to a pension plan amendment.

•	Second quarter of 2014 costs related to early retirement of debt of $13.2 million before tax and $10.4 million after tax.

•	In December 2014, we retired 60 million shares of our treasury stock with an average total cost of $1,451.7 million.

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Consolidated operating revenue, which excludes realized investment gains or losses;

•	After-tax operating income or loss, which excludes realized investment gains or losses, non-operating retirement-related gains or losses, and certain other items, as applicable;

•	Operating return on equity, which is calculated using after-tax operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on cash flow hedges;

•	Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on cash flow hedges, and the non-recourse debt and associated capital of Northwind Holdings, LLC; and

•	Book value per common share, which is calculated excluding accumulated other comprehensive income (AOCI).

Realized investment gains or losses; non-operating retirement-related gains or losses; unrealized gains or losses on securities and net gains on cash flow hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability.

Information reconciling the Company’s outlook on after-tax operating income growth per share to the comparable GAAP financial measure is not provided. The only amounts excluded from after-tax operating income are those described in the preceding paragraphs. While the amortization of prior period actuarial gains or losses in our net periodic benefit cost for our pensions and other postretirement benefit plans is generally consistent in a given annual period and can reasonably be predicted, the Company is unable to predict with reasonable certainty realized investment gains and losses, which are affected by overall market conditions and also by factors such as an economic or political change in the country of the issuer, a regulatory change pertaining to the issuer’s industry, a significant improvement or deterioration in the cash flows of the issuer, unforeseen accounting irregularities or fraud committed by an issuer, movement in credit spreads, ratings upgrades or downgrades, a change in the issuer’s marketplace or business prospects, or any other event that significantly affects the issuers of the fixed maturity securities which the Company holds in its investment portfolio. For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.2, other than book value per common share, which is presented on page 2.

16. 1

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31	December 31
	2016				2015				2014
Total Revenue	$2,796.5	$2,763.3	$2,761.3	$2,725.4	$2,722.4	$2,657.8	$2,703.7	$2,647.4	$2,639.0
Excluding:
Net Realized Investment Gain (Loss)	28.4	11.0	5.3	(20.5)	(2.7)	(26.6)	0.8	(15.3)	(17.3)
Operating Revenue	$2,768.1	$2,752.3	$2,756.0	$2,745.9	$2,725.1	$2,684.4	$2,702.9	$2,662.7	$2,656.3

16. 2

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Operating Income (Loss)	Average Allocated Equity(1)	Operating Return on Equity

Year Ended December 31, 2016
Unum US	$598.3	$3,992.2	15.0%
Unum UK	113.8	610.6	18.6%
Colonial Life	204.9	1,173.9	17.4%
Core Operating Segments	917.0	5,776.7	15.9%
Closed Block	87.0	3,055.1
Corporate	(77.8)	(691.0)
Total	$926.2	$8,140.8	11.4%

Year Ended December 31, 2015
Unum US	$557.5	$4,197.8	13.3%
Unum UK	116.9	650.6	18.0%
Colonial Life	201.1	1,209.4	16.6%
Core Operating Segments	875.5	6,057.8	14.5%
Closed Block	79.0	2,989.2
Corporate	(53.5)	(1,085.9)
Total	$901.0	$7,961.1	11.3%

Year Ended December 31, 2014
Unum US	$554.9	$4,157.4	13.3%
Unum UK	116.4	635.3	18.3%
Colonial Life	194.4	1,163.1	16.7%
Core Operating Segments	865.7	5,955.8	14.5%
Closed Block	79.2	2,756.3
Corporate	(45.8)	(737.8)
Total	$899.1	$7,974.3	11.3%

(1)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.4. We updated our internal allocation formula used to determine allocated stockholders' equity for certain of our product lines within our operating segments, and, as a result, we are computing the average allocated equity for 2016 using internally allocated equity which was updated effective January 1, 2016. As a result, average equity for the year ended December 31, 2016 for certain of our segments will not compute using the historical allocated equity at December 31, 2015. There was no impact on total allocated equity or total average allocated equity.

16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Operating Income (Loss)	Average Allocated Equity(2)	Operating Return on Equity

Three Months Ended December 31, 2016
Unum US	$157.6	$4,088.4	15.4%
Unum UK	22.2	585.6	15.1%
Colonial Life	52.2	1,217.7	17.1%
Core Operating Segments	232.0	5,891.7	15.7%
Closed Block	23.1	3,146.9
Corporate	(22.7)	(827.2)
Total	$232.4	$8,211.4	11.3%

Three Months Ended December 31, 2015
Unum US	$140.4	$4,273.3	13.1%
Unum UK	34.6	671.9	20.6%
Colonial Life	50.5	1,231.4	16.4%
Core Operating Segments	225.5	6,176.6	14.6%
Closed Block	18.6	3,104.1
Corporate	(13.5)	(1,231.2)
Total	$230.6	$8,049.5	11.5%

(2)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented below.

Average allocated equity is computed as follows:

	12/31/2016	9/30/2016	12/31/2015	9/30/2015	12/31/2014	12/31/2013
Total Stockholders' Equity, As Reported	$8,968.0	$9,361.2	$8,663.9	$8,581.1	$8,521.9	$8,639.9
Excluding:
Net Unrealized Gain on Securities	440.6	803.2	204.3	158.6	290.3	135.7
Net Gain on Cash Flow Hedges	327.5	335.2	378.0	405.1	391.0	396.3
Total Stockholders' Equity, As Adjusted	$8,199.9	$8,222.8	$8,081.6	$8,017.4	$7,840.6	$8,107.9

	Twelve Months Ended	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended
	12/31/2016		12/31/2015		12/31/2014
Average Stockholders' Equity Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	$8,140.8	$8,211.4	$7,961.1	$8,049.5	$7,974.3

16. 4

Reconciliation of Non-GAAP Financial Measures - Continued

			Three Months Ended December 31
			2016		2015
			(in millions)	per share*	(in millions)	per share*
Net Income			$248.0	$1.07	$226.1	$0.93
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $10.1; $(0.2))			18.3	0.08	(2.5)	(0.01)
Non-operating Retirement-related Loss (net of tax benefit of $1.4; $1.0)			(2.7)	(0.01)	(2.0)	(0.01)
After-tax Operating Income			$232.4	$1.00	$230.6	$0.95

	Year Ended December 31
	2016		2015		2014
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
Net Income	$931.4	$3.95	$867.1	$3.50	$402.1	$1.57
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $8.4; $(17.7); $3.3)	15.8	0.07	(26.1)	(0.11)	12.8	0.05
Non-operating Retirement-related Loss (net of tax benefit of $5.7; $4.1; $24.4)	(10.6)	(0.04)	(7.8)	(0.03)	(45.6)	(0.18)
Costs Related to Early Retirement of Debt (net of tax benefit of $-; $-; $2.8)	—	—	—	—	(10.4)	(0.04)
Long-term Care Reserve Increase (net of tax benefit of $-; $-; $244.4)	—	—	—	—	(453.8)	(1.77)
After-tax Operating Income	$926.2	$3.92	$901.0	$3.64	$899.1	$3.51

*Assuming Dilution.

16. 5

Reconciliation of Non-GAAP Financial Measures - Continued

	December 31
	2016	2015	2014
		As Adjusted
Debt, As Reported	$2,999.4	$2,801.4	$2,752.9
Excluding:
Non-recourse Debt	255.0	324.0	398.4
Debt, As Adjusted	$2,744.4	$2,477.4	$2,354.5

Total Stockholders' Equity, As Reported	$8,968.0	$8,663.9	$8,521.9
Excluding:
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	768.1	582.3	681.3
Northwind Capital	862.6	844.6	849.9
Equity, As Adjusted	7,337.3	7,237.0	6,990.7
Debt, As Adjusted	2,744.4	2,477.4	2,354.5
Total Capital, As Adjusted	$10,081.7	$9,714.4	$9,345.2

Leverage Ratio	27.2%	25.5%	25.2%

16. 6